UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 30, 2006

                              Alfacell Corporation
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

             DELAWARE                                 22-2369085
   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
    incorporation)

               225 BELLEVILLE AVENUE, BLOOMFIELD, NEW JERSEY 07003
             (Address of principal executive offices, with zip code)

                                 (973) 748-8082
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 30, 2006, Alfacell Corporation (the "Company") issued a press release reporting financial results and key Company highlights for the fourth quarter and the 2006 fiscal year, ending July 31, 2006. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.


ITEM 8.01   OTHER EVENTS.

     On October 30, 2006, Alfacell Corporation (the "Company") issued a press release reporting financial results and key Company highlights for the fourth quarter and the 2006 fiscal year, ending July 31, 2006. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     Press release of Alfacell Corporation dated October 30, 2006.

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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ALFACELL CORPORATION



Date:  October 30, 2006                   By:    /s/ Robert D. Love
                                              ------------------------------
                                                 Robert D. Love
                                                 Chief Financial Officer


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